Exhibit 4.3

AMENDMENT NO. 1

TO THE

FIFTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

This Amendment No. 1 to the Fifth Amended and Restated Investor Rights Agreement (this “Amendment”) is entered into as of April 20, 2018 by and among Inspire Medical Systems, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company party to the Investor Rights Agreement (as defined below) (collectively, the “Investors”).  Capitalized terms used and not defined herein shall have the meaning set forth in the Investor Rights Agreement.

WHEREAS, the Company and the Investors previously entered into a Fifth Amended and Restated Investor Rights Agreement, dated as of October 25, 2016 (together with all schedules and exhibits thereto, the “Investor Rights Agreement”);

WHEREAS, pursuant to Section 4.10 of the Investor Rights Agreement, prior to an IPO, any provision of the Investor Rights Agreement may be amended or waived (either generally or in a particular instance and either retroactively or prospectively) with the written consent of the Company and an Investor or Investors holding at least sixty percent (60%) of the outstanding Preferred Stock voting together as a single class on an as-converted basis (the “Required Preferred Vote”);

WHEREAS, the Investors signing this Amendment hold shares of Preferred Stock sufficient to constitute the Required Preferred Vote; and

WHEREAS, the Company and the Investors desire to amend the Investor Rights Agreement as set forth below, such amendments to be effective immediately prior to the consummation of a Qualified IPO (as defined in the Certificate) (the “Effective Time”).

NOW THEREFORE, the parties hereto agree as follows.

1.                                      Amendments.

(a)               Section 1.2 of the Investor Rights Agreement is hereby amended as of the Effective Time to add the following as paragraph (d).

“(d)               Termination of Restrictions on Transferability. The provisions set forth in paragraphs (a), (b) and (c) of this Section 1.2 shall terminate and be of no further force or effect immediately prior to the consummation of a Qualified IPO (as defined in the Certificate).”

(b)                     Section 3.11 of the Investor Rights Agreement is hereby amended as of the Effective Time to read as follows (with emphasis on the amendments):

“3.11      Termination of Covenants. The covenants set forth in Sections 3.1, 3.2, 3.3, 3.4, 3.5, 3.6, 3.7, 3.8, 3.9, 3.10 and 3.12 shall terminate and be of no further force or effect immediately prior to the consummation of a Qualified IPO (as defined in the Certificate).”

2.                                      Governing Law.  This Amendment shall be governed in all respects by the laws of the State of Delaware without regard to choice of laws or conflict of laws provisions thereof.

3.                                      Counterparts.  This Amendment may be executed in any number of counterparts and signatures may be delivered by facsimile, each of which may be executed by less than all parties, each of which shall be enforceable against the parties actually executing such counterparts, and all of which together shall constitute one instrument.

4.                                      No Further Modifications or Amendment.  Except as amended hereby, the Investor Rights Agreement shall remain in full force and effect and the parties agree that no other modification or amendment exists or is valid or enforceable.

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2

IN WITNESS WHEREOF, the Company and each Investor have executed this Amendment as of the date first set forth above.

COMPANY:

INSPIRE MEDICAL SYSTEMS, INC.

By:	/s/ Timothy P. Herbert
	Name:	Timothy P. Herbert
	Title:	Chief Executive Officer and President

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

MEDTRONIC, INC.

By:	/s/ Christopher M. Cleary
	Name:	Christopher M. Cleary
	Title:	Vice President Corporate Development

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

AMZAK HEALTH INVESTORS, LLC

By:	/s/ Joyce Erony
	Name:	Joyce Erony
	Title:	Managing Partner

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

ORBIMED PRIVATE INVESTMENTS V, L.P.
By: OrbiMed Capital GP V LLC, its General Partner

By: OrbiMed Advisors LLC, its Managing Member

By:	/s/ Carl Gordon
	Name:	Carl Gordon
	Title:	Member

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

APERTURE VENTURE PARTNERS III, L.P.

By:	Aperture Ventures III Management, LLC, its General Partner

By:	/s/ Anthony Natale
	Name:	Anthony Natale
	Title:	Member

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

Johnson & Johnson Innovation — JJDC, Inc.

By:	/s/ Asish K. Xavier
	Name:	Asish K. Xavier
	Title:	Vice President, Venture Investments

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

U.S. Venture Partners IX, L.P.
By:	Presidio Management Group IX, L.L.C. Its General Partner

By:	/s/ Dale Holladay
Name: Dale Holladay, Attorney-In-Fact

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

KPCB HOLDINGS, INC., as nominee

By:	/s/ Scott Ryles
	Name:	Scott Ryles
	Title:	President

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

SYNERGY LIFE SCIENCE PARTNERS, LP

By:	SYNERGY VENTURE PARTNERS, LLC
The General Partner of Synergy Life Science Partners, LP

By:	/s/ Mudit K. Jain
	Name:	Mudit K. Jain
	Title:	Managing Member

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

GDN HOLDINGS, LLC

By:	/s/ Marilyn Carlson Nelson
	Name:	Marilyn Carlson Nelson
	Title:	Managing Member

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON FAMILY FOUNDATION

By:	/s/ John Flottmeier
	Name:	John Flottmeier
	Title:	Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CARLSON FAMILY FOUNDATION FOR THE UNIVERSITY OF MINNESOTA

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

By:	/s/ Brian Gustafson
Name: Brian Gustafson
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CARLSON HOLDINGS, INC.

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

NAFCO INSURANCE CO., LTD.

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — WENDY M. NELSON

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — DIANA L. NELSON

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — CURTIS C. NELSON

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — CHRISTINE C. GAGE

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — GEOFFREY C. GAGE

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — SCOTT C. GAGE

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

CURTIS L. CARLSON OCTAGON TRUST — RICHARD GAGE

By:	/s/ John Flottmeier
Name: John Flottmeier
Title: Authorized Agent

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

THE HARRY D. HUNT AND EVELYN B. HUNT REVOCABLE LIVING TRUST

By:	/s/ Harry D. Hunt
Name: Harry D. Hunt
Title: Trustee

By:	/s/ Evelyn B. Hunt
Name: Evelyn B. Hunt
Title: Trustee

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

TGAP VENTURE CAPITAL FUND II, LP

By:	/s/ Jack Ahrens
Name: Jack Ahrens
Title: Managing Director

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]

INVESTORS:

/s/ Jerry C. Griffin, M.D.
Jerry C. Griffin, MD

[Signature page to Amendment No. 1 to Fifth Amended and Restated Investor Rights Agreement]